Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
02209SAD5


Issuer
Altria Group Incorporated


Underwriters
Citigroup, Goldman Sachs, JP Morgan, Barclays
Capital, Deutsche Bank Securities Inc, HSBC
Securities, Loop Capital Markets LLC, RBS
Greenwich Capital, Scotia Capital Inc, Williams
Capital Group LP


Years of continuous operation, including predecessors
> 3 years


Security
MO 9.7% 11/10/18


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/5/2008


Total amount of offering sold to QIBs
3,100,000,000


Total amount of any concurrent public offering
0


Total
3,100,000,000


Public offering price
99.931


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa1/BBB


Current yield
9.71%


Benchmark vs Spread (basis points)
600bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
165,000.00
 $                   164,886
0.01%



DWS High Income Fund
DWS
1,315,000.00
 $
1,314,093
0.04%



DWS High Income Plus Fund
DWS
260,000.00
 $                   259,821
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $                     24,983
0.00%



DWS Strategic Income Fund
DWS
85,000.00
 $                     84,941
0.00%



DWS Strategic Income Trust
DWS
30,000.00
 $                     29,979
0.00%



DWS Strategic income VIP
DWS
1,000,000.00
 $                   999,310
0.03%



DWS Strategic Income Fund
DWS
4,000,000.00
 $
3,997,240
0.13%



DWS Multi Market Income Trust
DWS
105,000.00
 $                   104,928
0.00%



DWS Lifecycle Long Range Fund
DWS
15,000.00
 $                     14,990
0.00%



Total

7,000,000
 $
6,995,170
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
02209SAH6


Issuer
ALTRIA GROUP INCORPORATED


Underwriters
Banco Santander, Bank of Nova Scotia, Barclays
Capital, Citigroup, Deutsche Bank Securities,
Goldman Sachs, HSBC Securities, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
MO 10.2% 02/06/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/3/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.963


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa1/BBB


Current yield
10.20%


Benchmark vs Spread (basis points)
650bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
800,000.00
 $                   799,704
0.05%



DWS Strategic Income VIP
DWS
200,000.00
 $                   199,926
0.01%



Total

1,000,000
 $                   999,630
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
031162AZ3


Issuer
AMGEN INCORPORATED


Underwriters
Goldman Sachs, Merrill Lynch, Morgan Stanley,
Barclays Capital, Citigroup, Credit Suisse,
Deutsche Bank Securities, JP Morgan, Mitsubishi
UFJ Financial, RBS Greenwich Capital, Sumitomo
Bank Limited, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
AMGN 5.7% 02/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/13/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.777


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.33%


Rating
A3/A+


Current yield
5.71%


Benchmark vs Spread (basis points)
345bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
950,000.00
 $                   947,882
0.10%



DWS Strategic Income VIP
DWS
240,000.00
 $                   239,465
0.02%



Total

1,190,000
 $                 1,187,346
0.12%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
032511BD8


Issuer
ANADARKO PETROLEUM CORPORATION


Underwriters
Credit Suisse, JP Morgan, UBS Securities, Banc of
America Securities LLC, Citigroup, Deutsche Bank
Securities, Morgan Stanley, RBS Greenwich
Capital, Wells Fargo, Barclays Capital, DnB Nor
Bank ASA, Goldman Sachs, Scotia Capital,
Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
APC 7.625% 03/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/2/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.700


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa3/BBB-


Current yield
7.65%


Benchmark vs Spread (basis points)
587bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
500,000.00
 $                   498,500
0.10%



DWS Short Duration Plus Fund
DWS
4,500,000.00
 $                 4,486,500
0.90%



DWS Strategic Income Fund
DWS
1,640,000.00
 $                 1,635,080
0.33%



DWS Strategic Income VIP
DWS
360,000.00
 $                   358,920
0.07%



Total

7,000,000
 $                 6,979,000
1.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAB4


Issuer
ANHEUSER-BUSCH INBEV


Underwriters
Banc of America Securities LLC, Barclays Capital,
Deutsche Bank Securities, JP Morgan, Mitsubishi
UFJ Securities, Mizuho Securities USA, RBS
Greenwich Capital, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
ABIBB 7.75% 1/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/7/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
99.923


Price paid if other than public offering price
 N/A


Underwriting spread or commission
4.50%


Rating
Baa2/BBB+


Current yield
7.76%


Benchmark vs Spread (basis points)
525bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,600,000.00
 $                 1,598,768
0.06%



DWS Strategic Income VIP
DWS
400,000.00
 $                   399,692
0.02%



Total

2,000,000
 $                 1,998,460
0.08%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAC2


Issuer
ANHEUSER-BUSCH INBEV


Underwriters
Banc of America Securities LLC, Barclays Capital,
Deutsche Bank Securities, JP Morgan, Mitsubishi
UFJ Securities, Mizuho Securities USA, RBS
Greenwich Capital, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
ABIBB 8.2% 1/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Banc of America Securities LLC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/7/2009


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.744


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.38%


Rating
Baa2/BBB+


Current yield
8.22%


Benchmark vs Spread (basis points)
512bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Income VIP
DWS
605,000.00
 $               603,451.20
0.05%



DWS Lifecycle Long Range Fund
DWS
580,000.00
 $               578,515.20
0.05%



DWS Strategic Income Fund
DWS
8,315,000.00
 $                 8,293,714
0.67%



Total

9,500,000
 $                 9,475,680
0.76%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
097023AW5


Issuer
BOEING CORPORATION


Underwriters
Deutsche Bank Securities, Greenwich Capital
Markets, JP Morgan, Morgan Stanley, UBS
Securities, ANZ Securities, Banca of America
Securities LLC, Banca IMI, Barclays Capital,
BBVA Securities, BNP Paribas, BNY Mellon
Investor Services, Calyon Securities, Citigroup,
Comerica Securities, Credit Suisse, Daiwa
Securities, Goldman Sachs, ING Financial Markets


Years of continuous operation, including predecessors
> 3 years


Security
BA 6% 03/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
UBS


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
650,000,000


Total amount of any concurrent public offering
0


Total
650,000,000


Public offering price
98.466


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A2/A+


Current yield
6.09%


Benchmark vs Spread (basis points)
320bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
685,000.00
 $                   674,492
0.11%



DWS Strategic Income VIP
DWS
150,000.00
 $                   147,699
0.02%



Total

835,000
 $                   822,191
0.13%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
10138MAK1


Issuer
BOTTLING GROUP LLC


Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Morgan Stanley, Deutsche Bank Securities,
HSBC Securities, JP Morgan, Williams Capital
Group


Years of continuous operation, including predecessors
> 3 years


Security
PBG 5.125% 01/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/14/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.399


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A2/A


Current yield
5.16%


Benchmark vs Spread (basis points)
300bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,050,000.00
 $                 1,043,690
0.14%



DWS Strategic Income VIP
DWS
260,000.00
 $                   258,437
0.03%



Total

1,310,000
 $                 1,302,127
0.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
165167CD7


Issuer
CHESAPEAKE ENERGY CORPORATION


Underwriters
Deutsche Bank Securities, Banc of America
Securities LLC, Credit Suisse, Goldman Sachs,
Morgan Stanley, Wachovia Securities, Barclays
Capital, BBVA Securities, BMO Capital Markets,
Bosc Inc, Capital One Southcoast, Comerica
Securities, Greenwich Capital Markets, Jefferies &
Company, Natixis Bleichroeder, Raymond James
& Associates, RBC Capital Markets, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
CHK 9.5% 02/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/28/2009


Total amount of offering sold to QIBs
1,425,000,000


Total amount of any concurrent public offering
0


Total
1,425,000,000


Public offering price
97.750


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.63%


Rating
Ba3/BB


Current yield
9.72%


Benchmark vs Spread (basis points)
806bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
570,000.00
 $                   557,175
0.04%



DWS High Income Plus Fund
DWS
70,000.00
 $                     68,425
0.00%



DWS High Income VIP
DWS
260,000.00
 $                   254,150
0.02%



DWS Multi Market Income Trust
DWS
65,000.00
 $                     63,538
0.00%



DWS Strategic Income Fund
DWS
25,000.00
 $                     24,438
0.00%



DWS Strategic Income Trust
DWS
10,000.00
 $                       9,775
0.00%



Total

1,000,000
 $                   977,500
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
17275RAE2


Issuer
CISCO SYSTEMS INCORPORATED


Underwriters
Banc of America Securities LLC, Citigroup,
Goldman Sachs, JP Morgan, Morgan Stanley,
Wachovia Capital Markets, Barclays Capital, BNP
Paribas, Credit Suisse, Deutsche Bank Securities,
HSBC Securities, ING Bank NV/United States,
Standard Chartered Bank, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
CSCO 4.95% 2/9/09


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/9/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.774


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A1/A+


Current yield
4.96%


Benchmark vs Spread (basis points)
200bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,640,000.00
 $                 1,636,294
0.08%



DWS Strategic Income VIP
DWS
360,000.00
 $                   359,186
0.02%



Total

2,000,000
 $                 1,995,480
0.10%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
17275RAD4


Issuer
CISCO SYSTEMS INCORPORATED


Underwriters
Banc of America Securities LLC, Citigroup,
Goldman Sachs, JP Morgan, Morgan Stanley,
Wachovia Capital Markets, Barclays Capital, BNP
Paribas, Credit Suisse, Deutsche Bank Securities,
HSBC Securities, ING Bank NV, Standard
Chartered Bank, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
CSCO 5.9% 02/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/9/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.777


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.80%


Rating
A1/A+


Current yield
5.91%


Benchmark vs Spread (basis points)
225bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Lifecycle Long Range Fund
DWS
670,000.00
 $                   668,506
0.03%



DWS Strategic Income Fund
DWS
820,000.00
 $                   818,171
0.04%



DWS Strategic Income VIP
DWS
180,000.00
 $                   179,599
0.01%



Total

1,670,000
 $                 1,666,276
0.08%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAS3


Issuer
CONOCOPHILLIPS


Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
RBS Greenwich Capital, DnB Nor Markets,
Mitsubishi UFJ Securities, SG Americas Securities,
Banca IMI, BBVA Securities, BNP Paribas, BNY
Capital Markets, Calyon, Daiwa Securities
America, Guzman & Company, HSBC Securities,
ING Investments


Years of continuous operation, including predecessors
> 3 years


Security
COP 4.75% 02/01/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.719


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A1/A


Current yield
4.76%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,255,000.00
 $                 1,251,473
0.08%



DWS High Income Plus Fund
DWS
245,000.00
 $                   244,312
0.02%



DWS High Income Trust
DWS
160,000.00
 $                   159,550
0.01%



DWS High Income VIP
DWS
160,000.00
 $                   159,550
0.01%



DWS Multi Market Income Trust
DWS
2,470,000.00
 $                 2,463,059
0.16%



DWS Short Duration Fund
DWS
810,000.00
 $                   807,724
0.05%



DWS Strategic Income Fund
DWS
80,000.00
 $                     79,775
0.01%



DWS Strategic Income Trust
DWS
630,000.00
 $                   628,230
0.04%



Total

5,810,000
 $                 5,793,674
0.39%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAR5


Issuer
CONOCOPHILLIPS


Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
RBS Greenwich Capital, DnB Nor Markets,
Mitsubishi UFJ Securities, SG Americas Securities,
Banca IMI, BBVA Securities, BNP Paribas, BNY
Capital Markets, Calyon, Daiwa Securities,
Guzman & Company, HSBC Securities, ING
Investments


Years of continuous operation, including predecessors
> 3 years


Security
COP 5.75% 02/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
2,250,000,000


Total amount of any concurrent public offering
0


Total
2,250,000,000


Public offering price
99.326


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A1/A


Current yield
5.79%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income
DWS
9,030,000.00
 $                 8,969,138
0.40%



DWS Strategic Income Fund
DWS
1,600,000.00
 $                 1,589,216
0.07%



DWS Strategic Income VIP
DWS
400,000.00
 $                   397,304
0.02%



Total

11,030,000
 $               10,955,658
0.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20825CAQ7


Issuer
CONOCOPHILLIPS


Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
RBS Greenwich Capital, DnB Nor Markets,
Mitsubishi UFJ Securities, SG Americas Securities,
Banca IMI, BBVA Securities, BNP Paribas, BNY
Capital Markets, Calyon, Daiwa Securities
America, Guzman & Company, HSBC Securities,
ING Investments


Years of continuous operation, including predecessors
> 3 years


Security
COP 6.5% 02/01/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/1/2009


Total amount of offering sold to QIBs
2,250,000,000


Total amount of any concurrent public offering
0


Total
2,250,000,000


Public offering price
98.560


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
A1/A


Current yield
6.60%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income VIP
DWS
600,000.00
 $                   591,360
0.03%



DWS Strategic Income Fund
DWS
800,000.00
 $                   788,480
0.04%



DWS Strategic Income VIP
DWS
200,000.00
 $                   197,120
0.01%



Total

1,600,000
 $                 1,576,960
0.05%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
228227AZ7


Issuer
CROWN CASTLE  INTERNATIONAL
CORPORATION


Underwriters
Banc of America Securities LLC, Morgan Stanley,
Barclays Capital, Deutsche Bank Securities, Greenwich
Capital Markets, Calyon, TD Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
CCI 9% 01/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/22/2009


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
90.416


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
9.95%


Benchmark vs Spread (basis points)
964bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,055,000.00
 $                          2,762,209
0.34%



DWS High Income Plus Fund
DWS
595,000.00
 $                            537,975
0.07%



DWS High Income Trust
DWS
345,000.00
 $                            311,935
0.04%



DWS High Income VIP
DWS
385,000.00
 $                            348,102
0.04%



DWS Strategic Income Fund
DWS
190,000.00
 $                            171,790
0.02%



DWS Strategic Income Trust
DWS
75,000.00
 $                              67,812
0.01%



DWS Multi Market Income Trust
DWS
280,000.00
 $                            253,165
0.03%



Total

4,925,000
 $                          4,452,988
0.55%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AZ7


Issuer
CSC HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, Goldman Sachs,
JP Morgan, BNP Paribas, Calyon, Fortis Securities,
Greenwich Capital Markets, ING Financial
Markets, Morgan Stanley, Scotia Capital, TD
Securities, US Bancorp Investments


Years of continuous operation, including predecessors
> 3 years


Security
CVC 8.625% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/9/2009


Total amount of offering sold to QIBs
526,000,000


Total amount of any concurrent public offering
0


Total
526,000,000


Public offering price
95.196


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/BB


Current yield
9.06%


Benchmark vs Spread (basis points)
634bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,235,000.00
 $                 1,175,671
0.23%



DWS High Income Plus Fund
DWS
240,000.00
 $                   228,470
0.05%



DWS High Income Trust
DWS
135,000.00
 $                   128,515
0.03%



DWS High Income VIP
DWS
155,000.00
 $                   147,554
0.03%



DWS Multi Market Income Trust
DWS
120,000.00
 $                   114,235
0.02%



DWS Strategic Income Fund
DWS
80,000.00
 $                     76,157
0.02%



DWS Strategic Income Trust
DWS
35,000.00
 $                     33,319
0.01%



Total

2,000,000
 $                 1,903,920
0.39%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
25746UBG3


Issuer
DOMINION RESOURCES INCORPORATED


Underwriters
Barclays Capital, JP Morgan, Credit Suisse,
Deutsche Bank Securities Inc, Keybanc Capital
Markets, BB&T Capital Markets, HVB Capital
Markets Inc, Scotia Capital Inc, SunTrust Robinson
Humphrey


Years of continuous operation, including predecessors
> 3 years


Security
D 8.875% 01/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclay Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/25/2008


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.972


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa2/A-


Current yield
8.88%


Benchmark vs Spread (basis points)
679bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income VIP
DWS
500,000.00
 $                   499,860
0.08%



DWS Strategic Income Fund
DWS
2,000,000.00
 $                 1,999,440
0.33%



Total

2,500,000
 $                 2,499,300
0.42%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
28336LBT5
15189YAE6
29379VAB9
Issuer
EL PASO CORPORATION
CENTERPOINT ENERGY
ENTERPRISE PRODUCTS OPERATING
Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan,
Morgan Stanley, Barclays Capital, Credit Suisse,
Fortis Securities, Scotia Capital, Societe Generale,
UBS Investment Bank, UniCredit Capital Markets,
Williams Capital Group
Barclays Capital, Credit Suisse, Lehman Brothers,
HSBC Securities, Lazard Capital Markets, RBC
Capital Markets, SunTrust Robinson Humphrey,
Wachovia Securities, Wells Fargo
Citigroup, JP Morgan, Lehman Brothers, Scotia
Capital, Barclays Capital, BNP Paribas, DNB
Markets, Greenwich Capital Markets, Lazard
Capital Markets, Mizuho Securities, SunTrust
Robinson Humphrey, UBS Securities, Wachovia
Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EP 8.25% 02/15/16
CNP 6% 05/15/18
EPD 5.65% 04/01/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/4/2009
5/12/2008
3/31/2008
Total amount of offering sold to QIBs
500,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
300,000,000
400,000,000
Public offering price
95.535
99.17
99.91
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
0.65%
0.60%
Rating
Ba3/BB-
Baa3/BBB
Baa3/BBB-
Current yield
8.64%
6.05%
5.66%
Benchmark vs Spread (basis points)
664bp
235bp
322bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,455,000.00
 $                 2,345,384
0.49%
-2.13%
-1.56%
3/31/2009
DWS High Income Plus Fund
DWS
475,000.00
 $                   453,791
0.10%
-2.13%
-1.28%
3/31/2009
DWS High Income Trust
DWS
285,000.00
 $                   272,275
0.06%
-2.13%
-2.11%
3/31/2009
DWS High Income VIP
DWS
310,000.00
 $                   296,159
0.06%
-2.13%
-2.05%
3/31/2009
DWS Multi Market Income Trust
DWS
240,000.00
 $                   229,284
0.05%
-2.13%
0.65%
3/31/2009
DWS Strategic Income Fund
DWS
170,000.00
 $                   162,410
0.03%
-2.13%
0.17%
3/31/2009
DWS Strategic Income Trust
DWS
65,000.00
 $                     62,098
0.01%
-2.13%
0.63%
3/31/2009
Total

4,000,000
 $                 3,821,400
0.80%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
29273RAL3


Issuer
Energy Transfer Partners


Underwriters
Deutsche Bank Securities, Credit Suisse, JP
Morgan, Morgan Stanley, RBS Greenwich Capital,
BNP Paribas


Years of continuous operation, including predecessors
> 3 years


Security
ETP 8.5% 04/02/09


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/2/2009


Total amount of offering sold to QIBs
350,000,000


Total amount of any concurrent public offering
0


Total
350,000,000


Public offering price
99.996


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
Baa3/BBB-


Current yield
13.50%


Benchmark vs Spread (basis points)
674bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,630,000.00
 $                 1,629,935
0.47%



Total

1,630,000
 $                 1,629,935
0.47%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
302154AT6


Issuer
EXPORT-IMPORT BANK OF KOREA


Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, Merrill Lynch, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
D 8.125% 01/21/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/12/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.624


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
A2/A


Current yield
8.16%


Benchmark vs Spread (basis points)
677bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
630,000
 $                   627,631
0.03%



DWS Short Duration Plus Fund
DWS
5,685,000.00
 $                 5,663,624
0.28%



DWS Strategic Income VIP
DWS
380,000.00
 $                   378,571
0.02%



DWS Strategic Income Fund
DWS
1,515,000.00
 $                 1,509,304
0.08%



Total

8,210,000
 $                 8,179,130
0.41%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
346091BC4


Issuer
FOREST OIL CORPORATION


Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, JP Morgan, Wachovia
Securities, BNP Paribas, Scotia Capital, TD
Securities


Years of continuous operation, including predecessors
> 3 years


Security
FST 8.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
95.150


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.95%


Rating
B1/BB-


Current yield
8.93%


Benchmark vs Spread (basis points)
801bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,270,000.00
 $                 1,208,405
0.21%



DWS High Income Plus Fund
DWS
245,000.00
 $                   233,118
0.04%



DWS High Income Trust
DWS
100,000.00
 $                     95,150
0.02%



DWS High Income VIP
DWS
170,000.00
 $                   161,755
0.03%



DWS Strategic Income Fund
DWS
70,000.00
 $                     66,605
0.01%



DWS Strategic Income Trust
DWS
30,000.00
 $                     28,545
0.01%



Total

1,885,000
 $                 1,793,578
0.32%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
35804GAF5


Issuer
FRESENIUS US FINANCE


Underwriters
Deutsche Bank Securities, BNP Paribas, Bank of
New York, Calyon, Citigroup, Comerica
Securities, Credit Suisse, Daiwa Securities,
Deutsche Bank Securities, Goldman Sachs,
Greenwich Capital Markets, ING Financial
Markets, Keybanc Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
FREGR 9% 07/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/15/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
93.076


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.75%


Rating
Ba1/BB


Current yield
9.67%


Benchmark vs Spread (basis points)
791bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income VIP
DWS
255,000.00
 $                   237,344
0.05%



DWS High Income Fund
DWS
2,000,000.00
 $                 1,861,520
0.40%



DWS High Income Plus Fund
DWS
390,000.00
 $                   362,996
0.08%



DWS Strategic Income Fund
DWS
125,000.00
 $                   116,345
0.03%



DWS Strategic Income Trust
DWS
50,000.00
 $                     46,538
0.01%



DWS Multi Market Income Trust
DWS
180,000.00
 $                   167,537
0.04%



Total

3,000,000
 $                 2,792,280
0.61%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
370334BH6


Issuer
GENERAL MILLS INCORPORATED


Underwriters
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, Citigroup, Wells Fargo Securities, Banc of
America Securities LLC, Barclays Capital, Credit
Suisse, Mitsubishi UFJ Securities, Williams
Capital


Years of continuous operation, including predecessors
> 3 years


Security
GIS 5.65% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/29/2009


Total amount of offering sold to QIBs
1,150,000,000


Total amount of any concurrent public offering
0


Total
1,150,000,000


Public offering price
99.914


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa1/BBB+


Current yield
5.66%


Benchmark vs Spread (basis points)
287bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
705,000.00
 $                   704,394
0.06%



DWS Strategic Income VIP
DWS
175,000.00
 $                   174,850
0.02%



Total

880,000
 $                   879,243
0.08%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
406216AX9


Issuer
HALLIBURTON COMPANY


Underwriters
Citigroup, Deutsche Bank Securities, HSBC
Securities, RBS Greenwich Capital, Credit Suisse,
JP Morgan, Mitsubishi UFJ Securities, Banc of
America Securities LLC, Goldman Sachs, Morgan
Stanley, UBS Securities, DnB Nor Bank, Lloydds
TBS Bank, Scotia Capital, Standard Chartered
Bank


Years of continuous operation, including predecessors
> 3 years


Security
HAL 6.15% 09/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/10/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.656


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A2/A


Current yield
6.17%


Benchmark vs Spread (basis points)
320bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
385,000.00
 $                   383,676
0.04%



DWS Strategic Income Trust
DWS
115,000.00
 $                   114,604
0.01%



DWS Strategic Income Fund
DWS
280,000.00
 $                   279,037
0.03%



DWS Strategic Income  VIP
DWS
60,000.00
 $                     59,794
0.01%



Total

840,000
 $                   837,110
0.09%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
44841PAA3


Issuer
Hutchison Whamp


Underwriters
Deutsche Bank Securities, HSBC Holdings JP
Morgan


Years of continuous operation, including predecessors
> 3 years


Security
HUWHY 7.625%


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/4/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
97.676


Price paid if other than public offering price
 N/A


Underwriting spread or commission



Rating
A3/A-


Current yield
7.65%


Benchmark vs Spread (basis points)
475bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,890,000.00
 $                 1,846,076
0.13%



Total

1,890,000
 $                 1,846,076
0.13%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
45687AAE2


Issuer
INGERSOLL RAND GLOBAL HOLDING COMPANY


Underwriters
Credit Suisse, Goldman Sachs, JP Morgan, Banc of
America Securities LLC, BNP Paribas, Citigroup,
Deutsche Bank Securities, Greenwich Capital Markets,
HSBC Securities, Mitsubishi UFJ Securities, Mizuho
Securities, Royal Bank of Scotland


Years of continuous operation, including predecessors
> 3 years


Security
IR 9.5% 04/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/31/2009


Total amount of offering sold to QIBs
655,000,000


Total amount of any concurrent public offering
0


Total
655,000,000


Public offering price
99.992


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB+


Current yield
9.50%


Benchmark vs Spread (basis points)
783bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
190,000
 $                            189,985
0.03%



DWS Short Duration Plus Fund
DWS
1,930,000
 $                          1,929,846
0.29%



DWS Strategic Income fund
DWS
1,040,000
 $                          1,039,917
0.16%



DWS Strategic Income VIP
DWS
230,000
 $                            229,982
0.04%



Total

3,390,000
 $                          3,389,729
0.52%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
494550AZ9


Issuer
KINDER MORGAN ENERGY PARTNER


Underwriters
Barclays Capital, Deutsche Bank Securities, RBS
Greenwich Capital, DnB Nor Markets, Goldman
Sachs, JP Morgan, Mitsubishi UFJ Securities, RBC
Capital Markets, SunTrust Robinson Humphrey


Years of continuous operation, including predecessors
> 3 years


Security
KMP 9% 02/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays Capital


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/16/2008


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.973


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.30%


Rating
Baa2/BBB


Current yield
9.00%


Benchmark vs Spread (basis points)
715bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income VIP
DWS
155,000.00
 $                   154,958
0.03%



DWS Strategic Income Fund
DWS
620,000.00
 $                   619,833
0.12%



Total

775,000
 $                   774,791
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
500630BQ0


Issuer
KOREA DEVELOPMENT BANK


Underwriters
BNP Paribas, Deutsche Bank Securities, HSBC
Securities, Merrill Lynch, Royal Bank of Scotland


Years of continuous operation, including predecessors
> 3 years


Security
KDB 8 01/23/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/16/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.145


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
A2/A


Current yield
8.07%


Benchmark vs Spread (basis points)
675bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
855,000
 $                   847,690
0.04%



DWS Short Duration Plus Fund
DWS
7,715,000.00
 $                 7,649,037
0.39%



DWS Strategic Income VIP
DWS
515,000.00
 $                   510,597
0.03%



DWS Strategic Income Fund
DWS
2,055,000.00
 $                 2,037,430
0.10%



Total

11,140,000
 $               11,044,753
0.56%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
549271AG9


Issuer
LUBRIZOL CORPORATION


Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan,
Keybanc Capital Markets, Mitsubishi UFJ
Securities, PNC Securities, RBS Greenwich
Capital


Years of continuous operation, including predecessors
> 3 years


Security
LZ 8.875% 02/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/22/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.256


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa2/BBB


Current yield
8.94%


Benchmark vs Spread (basis points)
640bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
600,000.00
 $                   595,536
0.12%


3/31/2009
DWS Strategic Income VIP
DWS
150,000.00
 $                   148,884
0.03%


3/31/2009
Total

750,000
 $                   744,420
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AH9


Issuer
MARATHON OIL CORPORATION


Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities, Credit
Suisse, Daiwa Securities, DnB Nor Markets, Fifth
Third Securities, Greenwich Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
Muriel Siebert, Natcity Investments, Scotia Capital,
SG Americas Securities, US Bancorp Investments


Years of continuous operation, including predecessors
> 3 years


Security
MOR 7.5% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/11/2009


Total amount of offering sold to QIBs
800,000,000


Total amount of any concurrent public offering
0


Total
800,000,000


Public offering price
99.296


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa1/BBB+


Current yield
7.55%


Benchmark vs Spread (basis points)
487bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
3,320,000.00
 $                 3,296,627
0.42%



DWS Core Fixed Income VIP
DWS
495,000.00
 $                   491,515
0.06%



DWS Lifecycle Long Range Fund
DWS
470,000.00
 $                   466,691
0.06%



DWS Strategic Income Fund
DWS
820,000.00
 $                   814,227
0.10%



DWS Strategic Income VIP
DWS
180,000.00
 $                   178,733
0.02%



Total

5,285,000
 $                 5,247,794
0.66%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
585055AQ9


Issuer
MEDTRONIC INCORPORATED


Underwriters
Deutsche Bank Securities, JP Morgan


Years of continuous operation, including predecessors
> 3 years


Security
MDT 6.5% 03/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/9/2009


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
99.750


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A1/AA-


Current yield
6.52%


Benchmark vs Spread (basis points)
295bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS  Strategic Income Fund
DWS
820,000.00
 $                   817,950
0.27%



DWS Strategic Income VIP
DWS
180,000.00
 $                   179,550
0.06%



Total

1,000,000
 $                   997,500
0.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
718172AG4


Issuer
PHILIP MORRIS INTERNATIONAL


Underwriters
Citigroup, Deutsche Bank Securities Inc, Goldman
Sachs, BNP Paribas, RBS Greenwich Capital,
Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
PM 6.875% 03/17/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/12/2008


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.512


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A2e/A


Current yield
6.91%


Benchmark vs Spread (basis points)
463bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Plus Fund
DWS
165,000.00
 $                   164,195
0.01%



DWS Strategic Income VIP
DWS
15,000.00
 $                     14,927
0.00%



DWS High Income Fund
DWS
825,000.00
 $                   820,974
0.07%



DWS High Income VIP
DWS
105,000.00
 $                   104,488
0.01%



DWS Strategic Income Fund
DWS
55,000.00
 $                     54,732
0.00%



DWS Strategic Income Trust
DWS
275,000.00
 $                   273,658
0.02%



DWS Multi Market Income Trust
DWS
1,050,000.00
 $                 1,044,876
0.08%



DWS Lifecycle Long Range Fund
DWS
10,000.00
 $                       9,951
0.00%



Total

2,500,000
 $                 2,487,800
0.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
144141CZ9


Issuer
PROGRESS ENERGY CAROLINA


Underwriters
Citigroup, Goldman Sachs, RBS Greenwich
Capital, Bank of New York, Deutsche Bank
Securities, KBC Group NV, Scotia Capital Inc,
UBS Securities, Williams Capital Group LP


Years of continuous operation, including predecessors
> 3 years


Security
PGN 5.3% 01/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/8/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.908


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A2/A-


Current yield
5.31%


Benchmark vs Spread (basis points)
285bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
690,000.00
 $                   689,365
0.12%



DWS Strategic Income VIP
DWS
170,000.00
 $                   169,844
0.03%



Total

860,000
 $                   859,209
0.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AF3


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, Deutsche Bank Securities, JP
Morgan, Morgan Stanley, RBS Securities, SG
Americas Securities, ANZ Securities, BBVA
Securities, Calyon Securities, Citigroup, Daiwa
Securities, Mitsubishi UFJ Securities, Mizuho
International


Years of continuous operation, including predecessors
> 3 years


Security
FNMA 1.875% 4/20/2012


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/14/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
98.805


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB


Current yield
9.06%


Benchmark vs Spread (basis points)
752 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Short Duration Fund
DWS
570,000.00
 $                   563,189
0.03%



DWS Strategic Income Fund
DWS
1,630,000.00
 $                 1,610,522
0.08%



Total

2,200,000
 $                 2,173,710
0.11%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AH9


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, Deutsche Bank Securities, JP
Morgan, Morgan Stanley, RBS Securities, SG
Americas Securities, ANZ Securities, BBVA
Securities, Calyon Securities, Citigroup, Daiwa
Securities, Mitsubishi UFJ Securities, Mizuho
International


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 9% 05/01/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/14/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
97.586


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa1/BBB


Current yield
9.22%


Benchmark vs Spread (basis points)
658bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
1,050,000.00
 $                 1,024,653
0.07%



Total

1,050,000
 $                 1,024,653
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AU6


Issuer
ROCHE HOLDINGS INCORPORATED


Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities


Years of continuous operation, including predecessors
> 3 years


Security
ROSW 7% 03/01/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/18/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
97.278


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aa1/AA-


Current yield
7.20%


Benchmark vs Spread (basis points)
365bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
1,000,000
 $                   972,780
0.04%



DWS Balanced VIP
DWS
500,000
 $                   486,398
0.02%



DWS Bond VIP
DWS
750,000
 $                   729,585
0.03%



DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,945,560
0.08%



DWS Global Bond Fund
DWS
1,000,000
 $                   972,780
0.04%



DWS Strategic Income Fund
DWS
1,365,000
 $                 1,327,845
0.05%



DWS Strategic Income VIP
DWS
300,000
 $                   291,834
0.01%



Total

6,915,000
 $                 6,726,782
0.28%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
816851AK5


Issuer
SEMPRA ENERGY


Underwriters
Banc of America Securities, Deutsche Bank
Securities Inc, Goldman Sachs, RBS Greenwich
Capital, BBVA Securities Inc, Wedbush Morgan
Securities


Years of continuous operation, including predecessors
> 3 years


Security
SRE 9.8% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/17/2008


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.552


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa1/BBB+


Current yield
9.84%


Benchmark vs Spread (basis points)
619bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income VIP
DWS
185,000.00
 $                   184,171
0.04%



DWS Strategic Income Fund
DWS
738,000.00
 $                   734,694
0.15%



Total

923,000
 $                   918,865
0.18%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAP3


Issuer
Time Warner Cable Company


Underwriters
Banc of America Securities, Barclays Capital, BNP
Paribas, Citigroup, Daiwa Securities America,
Deutsche Bank Securities Inc, Fortis Securities,
Goldman Sachs, Mitsubishi UFJ Securities
Internet, Mizuho Securities, Morgan Stanley, RBS
Greenwich Capital, UBS Securities, Wachovia
Securities, Loop Capital Markets LLC, Utendahl
Capital Partners LP


Years of continuous operation, including predecessors
> 3 years


Security
TWC 8 .75% 2/14/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/13/2008


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
98.465


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB+


Current yield
8.89%


Benchmark vs Spread (basis points)
525bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income VIP
DWS
400,000.00
 $                   393,860
0.03%



DWS Strategic Income Fund
DWS
1,600,000.00
 $                 1,575,440
0.13%



Total

2,000,000
 $                 1,969,300
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
88732JAS7


Issuer
TIME WARNER CABLE INCORPORATED


Underwriters
Banc of America Securities LLC, Barclays Capital,
BNP Paribas, Calyon, Citigroup, Daiwa Securities
America, Deutsche Bank Securities, Fortis
Securities, Goldman Sachs, HSBC Securities, JP
Morgan, Mitsubishi UFJ Securities, Mizuho
Securities, Morgan Stanley, RBS Greenwich
Capital, Scotia Capital, UBS Securities, Wachovia
Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
TWC 8.25% 04/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/23/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.348


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB


Current yield
8.30%


Benchmark vs Spread (basis points)
570bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Multi Market Income Trust
DWS
2,360,000
 $                 2,344,613
0.12%



DWS Strategic Income Trust
DWS
640,000
 $                   635,827
0.03%



DWS Strategic Income Fund
DWS
1,140,000
 $                 1,132,567
0.06%



DWS Strategic Income VIP
DWS
260,000
 $                   258,305
0.01%



Total

4,400,000
 $                 4,371,312
0.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Y2


Issuer
TRANS CANADA PIPELINES


Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
TRP 7.125% 01/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/6/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.977


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3/A-


Current yield
7.13%


Benchmark vs Spread (basis points)
460bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
2,005,000.00
 $                 2,004,539
0.27%



DWS High Income Plus Fund
DWS
385,000.00
 $                   384,911
0.05%



DWS High Income VIP
DWS
255,000.00
 $                   254,941
0.03%



DWS Lifecycle Long Range Fund
DWS
20,000.00
 $                     19,995
0.00%



DWS Multi Market Income Trust
DWS
165,000.00
 $                   164,962
0.02%



DWS Strategic Income Fund
DWS
125,000.00
 $                   124,971
0.02%



DWS Strategic Income Trust
DWS
45,000.00
 $                     44,990
0.01%



Total

3,000,000
 $                 2,999,310
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
8935268Z9


Issuer
TRANS-CANADA PIPELINES


Underwriters
Citigroup, HSBC Securities, Deutsche Bank
Securities, JP Morgan, Mitsubishi UFJ Securities,
Mizuho Securities, SG Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
TRP 7.625% 01/15/39


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
HSBC Bank


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/6/2009


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.148


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/A-


Current yield
7.69%


Benchmark vs Spread (basis points)
460bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,335,000.00
 $                 1,323,626
0.11%



DWS High Income Plus Fund
DWS
260,000.00
 $                   257,785
0.02%



DWS High Income VIP
DWS
175,000.00
 $                   173,509
0.01%



DWS Lifecycle Long Range Fund
DWS
15,000.00
 $                     14,872
0.00%



DWS Multi Market Income Trust
DWS
110,000.00
 $                   109,063
0.01%



DWS Strategic Income Fund
DWS
80,000.00
 $                     79,318
0.01%



DWS Strategic Income Trust
DWS
25,000.00
 $                     24,787
0.00%



Total

2,000,000
 $                 1,982,960
0.16%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
913017BQ1


Issuer
UNITED TECHNOLOGIES CORPORATION


Underwriters
Banc of America Securities, Citigroup, Deutsche
Bank Securities, HSBC Securities, JP Morgan,
Banca IMI, Bank of Tokyo-Mitsubishi, BNP
Paribas, Daiwa Securities, Goldman Sachs, RBS
Greenwich Capital, Santander Investment
Securities, Societe Generale, Bank of New York
Mellon Corp, BMO Capital Markets, Dresdner
Kleinwort Securities, Dresner Partners


Years of continuous operation, including predecessors
> 3 years


Security
UTX 6.125% 02/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/15/2008


Total amount of offering sold to QIBs
1,250,000,000


Total amount of any concurrent public offering
0


Total
1,250,000,000


Public offering price
99.838


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A2/A


Current yield
6.14%


Benchmark vs Spread (basis points)
360bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income VIP
DWS
235,000.00
 $                   234,619
0.02%



DWS Strategic Income Fund
DWS
935,000.00
 $                   933,485
0.07%



Total

1,170,000
 $                 1,168,105
0.09%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
927804FG4


Issuer
VIRGINIA ELECTRIC & POWER COMPANY


Underwriters
Citigroup, Goldman Sachs, RBS Greenwich
Capital, Bank of New York Mellon Corp, The
Deutsche Bank Securities Inc, KBC Group NV,
Scotia Capital Inc, UBS Securities LLC, Williams
Capital Group LP


Years of continuous operation, including predecessors
> 3 years


Security
D 8.875% 11/15/38


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman, Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/3/2008


Total amount of offering sold to QIBs
700,000,000


Total amount of any concurrent public offering
0


Total
700,000,000


Public offering price
99.995


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa1/A-


Current yield
8.88%


Benchmark vs Spread (basis points)
602bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
305,000.00
 $                   304,985
0.04%



DWS High Income Plus Fund
DWS
60,000.00
 $                     59,997
0.01%



DWS High Income VIP
DWS
40,000.00
 $                     39,998
0.01%



DWS Lifecycle Long Range Fund
DWS
10,000.00
 $                     10,000
0.00%



DWS Multi Market Income Trust
DWS
25,000.00
 $                     24,999
0.00%



DWS Short Duration Plus Fund
DWS
20,000.00
 $                     19,999
0.00%



DWS Strategic Income Fund
DWS
20,000.00
 $                     19,999
0.00%



DWS Strategic Income Trust
DWS
10,000.00
 $                     10,000
0.00%



DWS Strategic Income VIP
DWS
10,000.00
 $                     10,000
0.00%



Total

500,000
 $                   499,975
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
94106LAU3


Issuer
WASTE MANAGEMENT INCORPORATED


Underwriters
Barclays Capital, Credit Suisse, Deutsche Bank
Securities, RBS Greenwich Capital, BNP Paribas,
Goldman Sachs, Mizuho Securities, Morgan
Keegan & Company, Scotia Capital, SunTrust
Robinson Humphrey


Years of continuous operation, including predecessors
> 3 years


Security
WMI 7.375% 03/11/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/23/2009


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
99.882


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB


Current yield
7.38%


Benchmark vs Spread (basis points)
462bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
701,000.00
 $                   700,173
0.16%



DWS Strategic Income VIP
DWS
156,000.00
 $                   155,816
0.03%



Total

857,000
 $                   855,989
0.19%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
947075AF4


Issuer
WEATHERFORD INTERNATIONAL LTD


Underwriters
Banc of America Securities LLC, Barclays Capital,
Deutsche Bank Securities, Goldman Sachs, UBS
Securities


Years of continuous operation, including predecessors
> 3 years


Security
WFT 9.625% 03/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/5/2009


Total amount of offering sold to QIBs
100,000,000


Total amount of any concurrent public offering
0


Total
100,000,000


Public offering price
99.495


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa1/BBB+


Current yield
9.67%


Benchmark vs Spread (basis points)
723bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income VIP
DWS
285,000.00
 $                   283,561
0.29%



DWS Strategic Income Fund
DWS
1,140,000.00
 $                 1,134,243
1.14%



Total

1,425,000
 $                 1,417,804
1.43%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
94973VAR8


Issuer
WELLPOINT INCORPORATED


Underwriters
Banc of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, Goldman Sachs


Years of continuous operation, including predecessors
> 3 years


Security
WLP 7% 02/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/2/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.840


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa1/A-


Current yield
7.01%


Benchmark vs Spread (basis points)
432bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income Fund
DWS
925,000.00
 $                   923,520
0.15%



DWS Strategic Income VIP
DWS
230,000.00
 $                   229,632
0.04%



Total

1,155,000
 $                 1,153,152
0.19%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




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